Exhibit 99.1

PRESS RELEASE

Company Contact:

Mr. Roger Ward

Vice President of Marketing & Investor Relations

American Defense Systems, Inc.

Phone:  +1-516-390-5300, x326

Email: rward@adsiarmor.com

American Defense Systems, Inc. Secures $7.7 Million in New Defense Contracts

HICKSVILLE, N.Y. – June 25, 2008 – American Defense Systems, Inc. (AMEX: EAG), offering advanced solutions in the design, fabrication and installation of transparent and opaque armor, security doors, windows and curtain wall systems, announced that the Company has recently secured multiple contracts from the U.S. Army and Marine Corps to provide Crew Protection Up-Armor Kits and spare parts for multiple types of engineering and construction vehicles.  The total value of the new contracts is $7.7 million and will be realized during the 2008 fiscal year.

Mr. Anthony J. Piscitelli stated, “We are pleased to announce this latest round of Crew Protection Up-Armor Kits and spare parts to follow on orders from the U.S. Army and Marine Corps as we look to continue to support the protection of our troops overseas.  With these order to be realized in the current fiscal year, we are progressing well towards our objective of full year revenue growth of between 29 percent and 48 percent year-over-year.”

About American Defense Systems, Inc.

American Defense Systems, Inc. “ADSI” (AMEX: EAG) offers advanced solutions in the design, fabrication, and installation of transparent and opaque armor, security doors, windows and curtain wall systems for use by military, law enforcement, homeland defense and corporate customers. ADSI engineers also specialize in developing innovative, functional and aesthetically pleasing security applications for the mobile and fixed infrastructure physical security industry.

For more information about American Defense Systems, Inc. please visit the corporate Web site at http://www.adsiarmor.com

Some of the statements made by American Defense Systems, Inc. (“ADSI”) in this press release, including, without limitation, statements regarding ADSI’s anticipated future growth, are forward-looking in nature. ADSI intends that any forward-looking statements shall be covered by the safe harbor provisions for such statements contained in the Private Securities Litigation Reform Act of 1995.  Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “may,” “will,” “should,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “predicts,” “potential,” “continues” and similar expressions are forward-looking statements. ADSI cautions you that forward-looking statements are not guarantees of performance. ADSI undertakes no obligation and disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Forward-looking statements involve known and unknown risks and uncertainties that may cause ADSI’s actual future results to differ materially from those projected or contemplated in the forward-looking statements. ADSI believes that these risks include, but are not limited to: ADSI’s reliance on the U.S. government for a substantial amount of its sales and growth; decreases in U.S. government defense spending; ADSI’s ability to contract further with the U.S. Department of Defense; ADSI’s ability to comply with complex procurement laws and regulations; competition and other risks associated with the U.S. government bidding process; changes in the U.S. government’s procurement practices; ADSI’s ability to obtain and maintain required security clearances; ADSI’s ability to realize the full amount of revenues reflected in its backlog; ADSI’s reliance on certain suppliers; and intense competition and other risks associated with the defense industry in general and the security-related defense sector in particular.  Additional information concerning these and other important risk factors can be found under the heading “Risk Factors” in ADSI’s filings with the Securities and Exchange Commission, including, without limitation, its registration statement on Form 10. Statements in this press release should be evaluated in light of these important factors.